                         NOTICE OF GUARANTEED DELIVERY

                                      For
                   9 1/4% Senior Subordinated Notes due 2008
                                      of

                           BREED TECHNOLOGIES, INC.

             Pursuant to the Prospectus Dated March 12, 1999

  This form must be used by a holder of 9 1/4% Senior Subordinated Notes due 2008 (the "Notes") of Breed Technologies, Inc., a Delaware corporation (the "Company"), who wishes to tender Old Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer-- Guaranteed Delivery Procedures" of the Company's Prospectus, dated March 12, 1999 (the "Prospectus") and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Old Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON APRIL 12, 1999 UNLESS EXTENDED (THE "EXPIRATION DATE").


                       IBJ Schroder Bank & Trust Company
                            (the "Exchange Agent")

   By Overnight Carrier or by Hand:         By Registered or Certified Mail:


  IBJ Schroder Bank & Trust Company        IBJ Schroder Bank & Trust Company
           One State Street                           P.O. Box 84
       New York, New York 10004                  Bowling Green Station
   Attention: Securities Processing          New York, New York 10274-0084
                Window                    Attention: Reorganization Operations
         Subcellar One (SC-1)                          Department

                By Facsimile (for Eligible Institutions only):

                                (212) 858-2611

                     Confirm by telephone: (212) 858-2103

  Delivery of this instrument to an address other than as set forth above will not constitute a valid delivery.

Ladies and Gentlemen:

  Upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, the undersigned hereby tenders to the Company, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.

  The undersigned hereby tenders the Old Notes listed below:

                                                     Aggregate Principal
                                                     Amount Represented
  Certificate Number(s) (if known) of Old Notes or      by Old Notes     Aggregate Principal
             Account Number at the DTC                 Certificate(s)      Amount Tendered
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------


                            PLEASE SIGN AND COMPLETE
--------------------------------------------------------------------------------
 Signatures of Registered Holder(s) or
 Authorized Signatory: ________________ Date:      , 1999
 --------------------------------------
                                        Address: _____________________________
 -------------------------------------- --------------------------------------
 Name(s) of Registered Holder(s): _____ Area Code and Telephone No. __________
 --------------------------------------
 --------------------------------------


   This Notice of Guaranteed Delivery must be signed by the holder(s) exactly as their name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      Please print name(s) and address(es)
 (Name(s): ____________________________________________________________________
 ------------------------------------------------------------------------------
 Capacity: ____________________________________________________________________
 ------------------------------------------------------------------------------
 Address(es): _________________________________________________________________
 ------------------------------------------------------------------------------

                                   GUARANTEE
                   (Not to be used for signature guarantee)
-------------------------------------------------------------------------------
   The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities and Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at DTC described in the prospectus under the caption "The Exchange Offer-- Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the date of execution hereof.

-------------------------------------------------------------------------------
                                                (Authorized Signature)
 Name of firm _________________________ Name _________________________________
 Address ______________________________             (Please Print)
 -------------------------------------- Title ________________________________
           (Include Zip Code)
 Area Code and Tel. No. _______________ Dated      , 1999

  DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF CERTIFICATES FOR OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.